Cost of Revenue - Summary of Cost of Revenue (Excluding Depreciation and Amortization) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Cost of Goods and Service, Excluding Depreciation, Depletion, and Amortization [Abstract]
Cryptocurrency expenses	$ 440,205	$ 424,135
Floorspace lease expenses	38,688	37,522
Kiosk operations expenses	22,662	20,606
Total cost of revenue (excluding depreciation and amortization reported separately)	$ 501,555	$ 482,263